UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 28, 2007

Brooke Corporation

(Exact name of registrant as specified in its charter)

Kansas	001-31698	48-1009756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10950 Grandview Drive, Suite 600, Overland Park, Kansas 66210

(Address of Principal Executive Offices) (Zip Code)

(913) 661-0123

Registrant’s telephone number, including area code

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

(i) Unit Private Placement

On June 28, 2007, Brooke Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) by and between the Company and accredited institutional investors (the “Purchasers”) in connection with the Private Placement (as defined in Item 3.02 below). Pursuant to the Securities Purchase Agreement, the Company issued to the Purchasers units (the “Units”) consisting of the Company’s common stock, par value $0.01 per share (the “Common Stock”) and warrants for the purchase of Common Stock (the “Warrants”), described in Item 3.02 of this Report, the description of which is incorporated herein by reference. The Securities Purchase Agreement and the form of Warrant are filed as Exhibit 10.01 and Exhibit 10.03, respectively, to this Report, the terms of which are incorporated herein by reference.

Additionally, the Company entered into a Registration Rights Agreement on June 28, 2007 (the “Registration Rights Agreement”) by and between the Company and the Purchasers. Pursuant to the Registration Rights Agreement, the Company granted registration rights to the Purchasers with respect to the Common Stock of the Company and upon exercise of the Warrants, agreeing to file a registration statement for the resale of such Common Stock within thirty days of the Closing Date (as that term is defined in Item 3.02). The Registration Rights Agreement is filed as Exhibit 10.02 to this Report, the terms of which are incorporated herein by reference.

(ii) Amendment to Accredited Investor Transaction Documents

On June 28, 2007, the Company entered into a Waiver Agreement with an accredited investor (the “Prior Purchaser”) holding its 13% Perpetual Convertible Preferred Stock Series 2006 (the “Preferred Stock”) in connection with an offering that closed in September of 2006 (the “Prior Offering”) waiving certain of the Prior Purchaser’s rights and privileges provided for in the transaction documents relating to the Prior Offering, as more specifically disclosed in the Company’s Current Report on Form 8-K dated September 15, 2006. The Waiver Agreement is filed as Exhibit 10.04 to this Report, the terms of which are incorporated herein by reference. The Prior Purchaser waived, among other things, the following rights and privileges in connection with the Private Placement of the Units.

•

The Prior Purchaser is entitled to certain rights and privileges with respect to the Prior Offering upon the happening of a subsequent placement in excess of $10,000,000. Specifically, due to the sale of Units in the Private Placement resulting in gross proceeds in excess of $10,000,000, the Company received the waiver of the Prior Purchaser to conduct the Private Placement and the Prior Purchaser’s waiver only in connection with the Private Placement of the following provisions relating to the Prior Offering: any dividend acceleration and variable dividend rate provisions; the full conversion right provision; and the redemption option provisions.

•	The Prior Purchaser is entitled in connection with the Prior Offering to certain rights and privileges upon the happening of a subsequent dilutive offering. The Prior Purchaser and the Company agreed, due to the sale of Units in the Private Placement for a price lower than the then existing conversion price relating to the Preferred Stock of $17.00 per share, that the Prior Purchaser is entitled to a new conversion price for the Preferred Stock equal to $16.00 per share, subject to future anti-dilution adjustments. The Prior Purchaser and the Company agreed due to the sale of Units in the Private Placement at a price lower than the then existing exercise price of $23.9954 per share of common stock for the Prior Purchaser’s outstanding warrants, that the Prior Purchaser is entitled to a new exercise price for the unexercised shares of common stock underlying its warrant equal to $20.00 per share, subject to future anti-dilution adjustments.

Item 3.02	Unregistered Sales of Equity Securities

On June 28, 2007 (the “Closing Date”), in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to Section 4(2) of the 1933 Act and Regulation D promulgated thereunder (the “Private Placement”), the Company issued to the Purchasers Units consisting of 1,500,000 shares of the Company’s Common Stock and Warrants to purchase 750,000 shares of Common Stock exercisable at any time on or after the Closing Date at an initial exercise price of $16.20 per share, subject to future anti-dilution adjustments, for a period of five years. The terms of the Warrants, including, but not limited to, its rights and preferences and the exercise features, are set forth in the form of Warrant filed as Exhibit 10.03 to this Report. The Warrants issued to the Purchasers are identical in all material regards except that one investor received a warrant with a provision that limits the investor’s ability to exercise such warrant to the extent that such exercise would cause the investor’s beneficial ownership in the Company to exceed 4.99%, provided that it may waive the 4.99% provision with 61 days’ prior notice to the Company; and one investor received a warrant with a provision that limits the investor’s ability to exercise such warrant to the extent that such exercise would cause the investor’s beneficial ownership in the Company to exceed 9.99%, provided that it may waive the 9.99% provision with 61 days’ prior notice to the Company.

The consideration received by the Company from the Purchasers for the purchase of the Units was $20,250,000, less aggregate commissions of $1,272,400 paid in connection with the Private Placement (the “Net Offering Proceeds”).

The Net Offering Proceeds will be used to repay short-term debt incurred to expand the business activities of the Company’s operating subsidiaries. The acquisition of these complementary businesses is expected to increase our earnings per share more than the dilutive effect of this Common Stock offering in future years, although, it is expected to have a negative impact on earnings per share during the nearer term.

Item 7.01	Regulation FD Disclosure

On June 29, 2007, the Company issued a press release announcing the completion of the Private Placement. The text of the press release is attached hereto as Exhibit 99.01, and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.01 attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

The press release may contain forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainties associated with the number of shares of Common Stock actually issued as a result of the exercise of the Warrants; uncertainties associated with the use of proceeds from the sale of the Units; uncertainties associated with adjustments, conditions, restrictions and protections included in the terms of the Warrants and other documents related to the sale of the Units and related transactions; the uncertainty that the Company and its subsidiaries will achieve their short-term and long-term profitability and growth goals; uncertainties associated with market acceptance of and demand for the Company’s products and services; the impact of competitive products and pricing; the dependence on third-party suppliers and their pricing; the ability to meet product demand; the availability of funding sources; the exposure to market risks; uncertainties associated with the development of technology; changes in the law and in economic, political and regulatory environments; changes in management; the dependence on intellectual property rights; the effectiveness of internal controls; and risks and factors described from time to time in reports and registration statements filed by the Company with the Securities and Exchange Commission. A more complete description of the Company’s business is provided in the Company’s most recent annual, quarterly and current reports, which are available from the Company without charge or at www.sec.gov.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

10.01	Securities Purchase Agreement, dated as of June 28, 2007, by and between the Company and the Purchasers

10.02	Registration Rights Agreement, June 28, 2007, by and between the Company and the Purchasers (Included as Exhibit B of Exhibit 10.01)

10.03	Form of Warrant, dated as of June 28, 2007 (Included as Exhibit A of Exhibit 10.01)

10.04	Waiver Agreement, dated as of June 28, 2007, by and between the Company and HBK Master Fund L.P.

99.01	Press Release of the Company, dated June 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKE CORPORATION

By:	/s/ Anita F. Larson
Anita F. Larson
President and Chief Operating Officer

Date: July 2, 2007

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